Exhibit 99.1

February 14, 2024	Deloitte & Touche LLP Harborside Plaza 10, Suite 301 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Bayview Asset Selector VII, LLC 4425 Ponce De Leon Blvd Coral Gables, Florida 33146

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Bayview Opportunity Master Fund VII Trust 2024-SN1. Bayview Asset Selector VII, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Receivable File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Receivable File. Additionally, Santander US Capital Markets LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 30, 2024, at the instruction of the Company, we accessed the “Santander Consumer USA Website” (https://portal.santanderpartners.com) and obtained us a computer-generated automobile receivable data file and related record layout containing data, as represented to us by the Company, as of December 31, 2023, with respect to 18,616 automobile receivables (the “Statistical Receivable File”).

At the Company’s instruction, we randomly selected 100 automobile receivables (the “Sample Receivables”) from the Statistical Receivable File and performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Receivable File and indicated below.

Characteristics

1. Vehicle identification number (“VIN”) 2. Origination date 3. Original amount financed 4. Original term to maturity 5. Model type (new/used) 6. Original monthly P&I payment	7. Original annual percentage rate 8. Current monthly P&I payment 9. Current annual percentage rate 10. FICO score 11. Loss forecasting score
Member of Deloitte Touche Tohmatsu Limited

2

We compared Characteristics 1. through 7. to the corresponding information set forth on or derived from the Installment Sales Contract (the “Contract”).

We compared Characteristics 1. through 5. and 8. through 11., to the corresponding information set forth on a query, provided to us by representatives of the Company on January 31, 2024, from Santander Consumer USA Inc.’s funding system (the “Funding System Query”).

Further, we compared Characteristic 1. to the Title Certificate, Application for Title or Guarantee of Title, Notice of Lien, Lien Entry Form, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Electronic Verification of Title, Vehicles Dealer Temporary Permit, Dealer Rebuilder or Lessor’s Report of Sale or Lease, Department of Financing & Administration Direct Lien Filling, Application for Assignment for “E” Dealers, Lien Receipt, Notice of Security Interest, Lien and Title Information Title Report, Affidavit & Notification of Sale of Motor Vehicle or other related correspondence (collectively, the “Title Certificate”).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

•	with respect to Characteristic 4., differences of one month or less are deemed to be “in agreement;”

•	with respect to Characteristic 5., for those Sample Receivables in which the model type was not indicated on the Contract, we were instructed by the Company to perform our comparison to the model type set forth on or derived from the “Purchase Contract” or Title Certificate. Further, a model type of (i) “refinance,” as set forth on the Contract, Purchase Contract or Title Certificate is deemed to be “in agreement” with “used,” as set forth on the Statistical Receivable File and (ii) “demo,” as set forth on the Contract, Purchase Contract or Title Certificate, is deemed to be “in agreement” with “new,” as set forth on the Statistical Receivable File;

•	with respect to Characteristic 5., a model type of (i) “new,” as set forth on the Statistical Receivable File, is deemed to be “in agreement” with a model type of “1” set forth on the Funding System Query and (ii) “used,” as set forth on the Statistical Receivable File, is deemed to be “in agreement” with a model type of “0” set forth on the Funding System Query;

•	with respect to Characteristics 6. and 8., differences of $1.00 or less are deemed to be “in agreement;”

•	with respect to Characteristic 7., in those instances where we observed two original annual percentage rates on the Contract, we were instructed by representatives of the Company to compare the lower value original annual percentage rate to the original annual percentage rate set forth on the Statistical Receivable File. Further, differences of 0.12% or less is deemed to be “in agreement;”

•	with respect to Characteristic 10., a FICO score of “NULL” as indicated on the Funding System Query is deemed to be “in agreement” with a “blank” FICO score as indicated on the Statistical Receivable File; and

•	with respect to Characteristic 11., a loss forecasting score of “NULL,” as indicated on the Funding System Query, is deemed to be “in agreement” with a “blank” loss forecasting score, as indicated on the Statistical Receivable File.

3

In addition to the procedures described above, for each of the Sample Receivables, we observed the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of Santander Consumer USA Inc. or Chrysler Capital (or an Originating Affiliate, as represented to us by the Company) is indicated on a Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”) for those Sample Receivables not originated or refinanced on a specified platform, each as indicated by representatives of the Company;

•	a Credit Bureau Report, for those Sample Receivables originated by Santander Consumer USA Inc. or Chrysler Capital, with the exception of originated receivables on a specified platform, as indicated by representatives of the Company;

•	a Truth-in-Lending Disclosure Statement; and

•	the Agreement to Provide Insurance, Gap Waiver Addendum or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”), for those Sample Receivables (i) not with a “vehicle make” of “Tesla” set forth on the Contract or (ii) not (a) originated or refinanced on a specified platform or (b) having system generated insurance verifications, each as indicated by representatives of the Company.

The automobile receivable documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Receivable File were found to be in agreement with the above-mentioned Receivable Documents, except as indicated in Appendix A. Supplemental information is contained in Appendix B and Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

4

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Receivable File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 14, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 14, 2024. In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in vehicle identification number.
2	One difference in the original monthly P&I payment.
3	One instance in which we were unable to verify the existence of Credit Application.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 14, 2024 (Redacted)

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Receivable File	Characteristic set forth on the Title Certificate

1	26663642	Vehicle identification number	XXXX	XXXX

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Receivable File	Characteristic set forth on the Contract

2	25555620	Original monthly P&I payment	Not provided	$2,353.27

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 14, 2024.

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the existence of the following:

Exception Description Number	Sample Receivable number	Item not verified

3	25944396	Credit Application

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.